UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2011
MEDCO HEALTH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31312	22-3461740

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 201-269-3400
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
On November 8, 2011, Medco Health Solutions, Inc. (“Medco”), Express Scripts, Inc. (“Express Scripts”), Aristotle Holding Inc. (“Parent”), Aristotle Merger Sub, Inc. (“Aristotle Merger Sub”), and Plato Merger Sub, Inc. (“Plato Merger Sub”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 20, 2011, by and among Medco, Express Scripts, Parent, Aristotle Merger Sub, and Plato Merger Sub.
The Amendment reduces the termination fee payable by Medco or Express Scripts from $950 million to $650 million in most instances. The termination fee will remain at $950 million in the event that the Merger Agreement is terminated following a change in recommendation by either party in instances where there was no takeover proposal outstanding in respect of the company making the change of recommendation. The Amendment also provides for a reduction in the number of times that Medco or Express Scripts may exercise its contractual right to match a competing takeover proposal made for the other company.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and is incorporated into this Item 1.01 by reference.
Item 8.01 Other Events
On November 7, 2011, Express Scripts and Medco Health Solutions, Inc. entered into a memorandum of understanding with plaintiffs to settle the shareholder litigation pending in the United District Court for the District of New Jersey and the Delaware Court of Chancery regarding their proposed merger. Pursuant to the memorandum of understanding, Express Scripts and Medco agreed to enter into the Amendment and to hold the special meetings of their respective stockholders to vote on the proposed mergers on such date or dates as determined by Medco and Express Scripts, but in no event prior to December 21, 2011.
The memorandum of understanding, among other agreements among the parties, provides that the parties will enter into a Stipulation of Settlement, which will be subject to required court approvals.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
The following exhibits are being filed herewith:

Exhibit
No.	Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2011, by and among Medco Health Solutions, Inc., Express Scripts, Inc., Aristotle Holding, Inc., Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc.
Cautionary Statement Regarding Forward-Looking Statements
This document contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements, as they relate to Medco Health Solutions, Inc. or

Express Scripts, Inc., the management of either such company or the transaction, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Medco and Express Scripts undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmacy benefit management and specialty pharmacy industries, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance” and similar expressions to identify these forward-looking statements. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, the possibility that (1) Medco and Express Scripts may be unable to obtain stockholder or regulatory approvals required for the merger or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed merger may be longer than anticipated; (3) problems may arise in successfully integrating the businesses of Medco and Express Scripts; (4) the proposed merger may involve unexpected costs; (5) the businesses may suffer as a result of uncertainty surrounding the proposed merger; and (6) the industry may be subject to future risks that are described in SEC reports filed by Medco and Express Scripts.
The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Medco and Express Scripts described in their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC.
Additional Information and Where to Find It
Aristotle Holding, Inc., a wholly owned subsidiary of Express Scripts, has filed a registration statement on Form S-4 with the SEC in connection with the proposed merger, which includes a joint proxy statement/prospectus of Medco and Express Scripts. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus contained therein (including all amendments or supplements to it) because they contain important information.
You can obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Medco and Express Scripts, at the SEC’s Internet site (http://www.sec.gov). You can also obtain copies of Medco’s filings, free of charge, in the Investor Relations portion of the Medco website at http://www.medcohealth.com under the heading “Investors” and then under “SEC Filings” or by directing a request to Investor Relations, 100 Parsons Pond Drive, Franklin Lakes, NJ, 07417, 201-269-3400. Copies of Express Scripts’ filings can also be obtained, free of charge, by directing a request to Investor Relations, One Express Way, Saint Louis, MO, 63121.
Participants in Solicitation
Medco and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Medco in connection with the proposed merger. Information about the directors and executive officers of Medco and their ownership of Medco common stock is set forth in the proxy statement for the Medco 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2011. Information about the directors and executive officers of Express Scripts and their ownership of Express Scripts common stock is set forth in the proxy statement for the Express Scripts’ 2011 annual meeting of stockholders, as filed with the SEC on Schedule 14A on March 21, 2011, and in the Current Report on Form 8-K, as filed with the SEC on September 28, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the registration statement and the joint proxy statement/prospectus contained therein and other relevant documents filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.
By:	/s/ Thomas M. Moriarty
Thomas M. Moriarty
General Counsel, Secretary and President, Global Pharmaceutical Strategies

Date: November 8, 2011